UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 3, 2015

MEDRESPONSE CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-194145	68-0683374
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

15462 Cabrito Road Van Nuys, CA 91406-1406

(Address of principal executive offices and Zip Code)

805-315-3318

(Registrant’s telephone number, including area code)

Merecot Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2015, the registrant filed a Certificate of Amendment to its Articles of Incorporation with the State of Nevada to change its name from “Merecot Corp.” to “Medresponse Corp.”

Item 8.01. Other Events.

On or about December 9, 2015, FINRA approved the name change referenced in Item 5.03 herein and a ticker symbol change from “MTCP” to “MEDR,” which were announced by FINRA on or about December 10, 2015.

Item 9.01. Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment filed December 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merecot Corp.

Date: January 19, 2016	By:	/s/ Andrew Stepansky
Andrew Stepansky
Chief Executive Officer